EXHIBIT 10.8.10

NINTH AMENDMENT
TO
SUBLEASE

THIS NINTH AMENDMENT TO SUBLEASE (this "Ninth Amendment") is made and entered into as of this 3rd day of October, 2017 (the "Effective Date") by and between COVIDIEN LP, a Delaware limited partnership, as successor in interest to Ludlow Technical Products Corporation, a New York corporation formerly known as Graphic Controls Corporation ("Sublandlord"), and SYNACOR, INC., a Delaware corporation ("Subtenant").

WITNESSETH:

Sublandlord is the tenant under that certain Property Lease dated March 13, 1998, with Waterfront Associates, LLC ("Landlord"), as landlord, covering Building No. 3, Waterfront Village Center, 40 La Riviere Drive, Buffalo, New York 14202 (the "Building"), as amended by that certain First Amendment to Lease dated April 29, 1998, that Second Amendment to Lease dated April 21, 1999, that Third Amendment to Lease dated July 30, 1999, and that Fourth Amendment to Lease dated December 30, 2007 (collectively, the Property Lease and amendments thereto are the "Lease").

Under the terms  and conditions of that certain Sublease dated as of March  3, 2006 (the "Original Sublease"), as amended by that certain First Amendment to Sublease ("First Amendment") dated September 25, 2006, that certain Second Amendment to Sublease ("Second Amendment") dated February 27, 2007, that certain Third Amendment to Sublease ("Third Amendment") dated June 30, 2010, that certain Fourth Amendment to Sublease ("Fourth Amendment") dated May 21, 2013 that certain Fifth Amendment to Sublease (“Fifth Amendment”) dated July 10, 2013, that certain Sixth Amendment (“Sixth Amendment”) dated February 8, 2016, that certain Seventh Amendment to Sublease (“Seventh Amendment”) dated February 17, 2017 and that certain Eighth Amendment to Sublease (“Eighth Amendment) dated August 29, 2017 (collectively, the "Sublease"), Subtenant subleases from Sublandlord approximately 30,808 rentable square feet of space located on the third floor of the Building (the “Premises”) and 7,964 square feet of space on the first floor of the Building (the “Short-term Premises”) (the "Premises"), which  Premises is more particularly described in the Sublease as the Premises.

Subtenant has requested the use of certain premises on the first floor of the building (the “Additional Short-term Premises”) for a term commencing on October 1, 2017 and ending on December 31, 2017, and Sublandlord has agreed to sublease the Additional Short-term Premises to Subtenant pursuant to the terms of this Ninth Amendment.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby   acknowledged, Sublandlord and Subtenant agree as follows:

ARTICLE   I

SUBLEASE OF THE ADDITIONAL SHORT-TERM PREMISES AND TERM

Section 1.1 Additional Short Term Premises. The Additional Short-term Premises are described as Suite C on Exhibit A attached hereto and made a part hereof and the parties agree that the Additional Short-term Premises have a rentable area of 6,283 square feet.

Section 1.2 Term.  Subject to the terms, covenants, or conditions of the Sublease, the Term for the Additional Short-term Premises (the “Additional Short-term Premises Term”) shall commence on October 1, 2017 and shall end on the earlier of: (a) December 31, 2017, or (b) five days before the expiration or earlier termination, for any reason whatsoever, of the Lease. The date of expiration of this Sublease of the Additional Short-term Premises shall be referred to herein as the "Additional Short-term Premises Expiration Date."

ARTICLE 2

IMPROVEMENT AND RESTORATION

Section 2.1 AS-IS Condition of Premises.  Subtenant accepts the Additional Short-term Premises "AS-IS" in its presently existing condition, and Sublandlord shall not be required to perform any demolition work or tenant-finish work therein or to provide any allowances therefor.

Section 2.2Subtenant's Improvements.   Subtenant may perform improvements in the Additional Short-term Premises at its sole cost and expense subject to compliance with all of the terms, conditions and requirements of the Lease and the Sublease and all applicable building codes.

Section 2.3Restoration.   Subtenant shall comply with all terms of the Master Lease

regarding restoration and surrender and bears sole responsibility therefor.

ARTICLE 3

RENT

Section 3.1Adjustment to Fixed Rent.    Fixed Rent for the Additional Short-term Premises due during the Additional Short-term Premises Term shall be payable in equal monthly installments of $6,283.00 each for the period of the Additional Short-term Premises Term.

Section 3.2Payment of Rent. All Rent payments due to Sublandlord under the Sublease shall be made to: Covidien LP, Attn: Global Real Estate, 710 Medtronic Pkwy. MS LS-120, Minneapolis, MN  55432.

ARTICLE 4

NOTICES

Section 4.1Notices.  Any notice, demand, consent, approval, direction, agreement or other communication required or permitted hereunder or under any other documents in connection herewith to Sublandlord shall be in writing and shall be directed as follows:

If to Sublandlord:

Covidien LP

710 Medtronic Parkway
Minneapolis, MN 55432-5604
Attn: Real Estate Dept.  MS LS-120

If to Subtenant:

Synacor, Inc.

40 La Riviere Drive

Buffalo, NY 14202

ARTICLE 5

MISCELLANEOUS TERMS

Section 5.1Ratification.  Subtenant and Sublandlord hereby ratify and confirm their respective rights and obligations under the Sublease, and represent and warrant to the other that they each have no defenses thereto.

Section 5.2Binding Effect; Governing Law; Recitals.  Except as modified hereby, the Sublease shall remain in full effect, and the Sublease and this Ninth Amendment shall be binding upon the Sublandlord and Subtenant and their successors and assigns.  If any inconsistency exists or arises between the terms of this Ninth Amendment and the terms of the Sublease, the terms of this Ninth Amendment shall prevail.  This Ninth Amendment shall be governed by the laws of the State of New York.  The recitals at the beginning of this Ninth Amendment are hereby incorporated as if fully set forth herein.  Capitalized terms used herein but not defined shall have the meanings given such terms under the Sublease.

Section 5.3    Counterparts.  This Ninth Amendment may be executed in multiple counterparts, each of which shall constitute an original, with the same effect as if the signatures thereto were upon the same instrument.  If any signature to this Ninth Amendment is delivered by facsimile transmission or by e-mail delivery of a portable document format (.pdf or similar format) data file, then such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  This Ninth Amendment shall become effective when both Sublandlord and Subtenant have received a counterpart hereof signed by the other.

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Ninth

Amendment to Sublease as of the day and year first above written.

SUBLANDLORD:		SUBTENANT:
Covidien LP		Synacor, Inc

By:	/s/ Ann Brown	By:	/s/ William J. Stuart
Name:	Ann Brown	Name:	William J. Stuart
Title:	Sr. Director, Global Real Estate	Title:	Chief Financial Officer

State of __________________)

) ss.

County of ________________)

On the _____ day of __________, in the year 2017, before me, the undersigned, a Notary Public in and for said state of New York, personally appeared ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the entity upon behalf of whom the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in Erie County, New York.

__________________________________

Notary Public

[SEAL]My Commission Expires:

State of __________________)

  ) ss.

County of ___________________)

On the _____ day of ____________, in the year 2017, before me, the undersigned, a Notary Public in and for said state of Minnesota, personally appeared Ann Brown, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the entity upon behalf of whom the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in ____________ County, __________________.

__________________________________

Notary Public

[SEAL]My Commission Expires:

4